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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  AUGUST 19, 1996
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                          INTERNATIONAL REALTY GROUP, INC.
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             (Exact name of registrant as specified in its charter)



        DELAWARE                        0-20180              62-1277260
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  (State or other juris-              (Commission          (IRS Employer
diction of incorporation)             File Number)       Identification No.)



     111 NORTHWEST 183RD STREET, SUITE 350, MIAMI, FLORIDA         33169
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          (Address of principal executive offices)               (Zip Code)



     Registrant's telephone number, including area code:   (305) 944-8811
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ITEM 2.          ACQUISITION OF ASSETS

GENERAL

         On August 19, 1996, International Realty Group, Inc. (the "Company") consummated a share exchange transaction with: (i) DSC, S.A. de C.V. ("DSC"), a company organized under the laws of Mexico; and (ii) Hemisphere Developments Limited ("Hemisphere"), a company organized under the laws of Isle of Man. As more fully described below, the share exchange transactions with DSC and Hemisphere will result in a change in the control of the Company that is expected to occur during the fourth quarter of 1996.

DSC TRANSACTION

         Pursuant to the share exchange transaction with DSC (the "DSC Transaction"), the Company acquired the following assets as of August 19, 1996 (the "Closing Date"): (i) DSC's 100 percent interest in Centro de Promociones Guerraro S.A. de C.V.; (ii) DSC's 75 percent interest in Clusters Inmobiliaria de Ixtapa, S.A. de C.V. ("Clusters Ixtapa"); (iii) a promissory note ("Clusters Note") in the principal amount of $5,625,000 from Clusters Ixtapa; and (iv) DSC's 30 percent interest in Nueva Tierra. Such assets acquired by the Company are collectively referred to herein as the "DSC Assets."

         In exchange for the DSC Assets, the Company issued to DSC on the Closing Date 485,930 shares of the Company's common stock, par value $.001 per share (the "Common Stock") and a Convertible Promissory Note (the "DSC Note") in the principal amount of $29,673,658. The DSC Note is convertible into 37,945,854 shares of Common Stock.

         The Company has the right to force the conversion of the DSC Note after the Company's Certificate of Incorporation has been amended to increase the number of authorized shares of Common Stock from 10,000,000 to 450,000,000. The increase in the authorized Common Stock will be approved by written consent executed by two stockholders of the Company, Jack Birnholz and Richard Bradbury, who jointly control a majority of the Common Stock of the Company.
In accordance with the regulations of the Securities and Exchange Commission (the "Commission"), the Company intends to distribute an Information Statement to stockholders describing the stockholder action to increase the authorized Common Stock. See below under the caption "Information Statement." The Company anticipates that the authorized Common Stock will be increased and the DSC Note converted to Common Stock during the fourth quarter of 1996. In the event that the DSC Note is not converted prior to December 31, 1996, the DSC Note becomes immediately payable together with interest at a rate of five percent per year. The DSC Note is secured by the DSC Assets.

         The DSC Transaction was consummated pursuant to the Second Amendment to Agreement between the Company and DSC, dated July 31, 1996. The Second Amendment to Agreement modified and supplemented the First Amendment to Agreement, dated February 7, 1996, as described in the Company's Current Report on Form 8-K, dated February 28, 1996. The Second




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Amendment to Agreement modified and supplemented the original Agreement between the parties, dated October 6, 1995, as described in the Company's Current
Report on Form 8-K, dated October 18, 1995. The Second Amendment, the First Amendment and the original Agreement are collectively referred to herein as the "DSC Agreement."

         The original Agreement and the First Amendment contemplated the acquisition by the Company of Tropical Club Ixtapa S.A. de C.V., Impulsora Turistica de Occidente, S.A. de C.V., Tropical Club Isla Mujeres S.A. de C.V., Promocaribe, S.A. de C.V., DSC Casa Blanca, S.A. de C.V. and Pez Maya, S.A. de C.V. The Company decided not to acquire such companies in the DSC Transaction because such companies and their assets are presently the subject of debt-related legal proceedings in Mexico. To the extent that in the future the Company is able to negotiate a restructuring of such debt with the banks and other debt holders, the Company may in the future consider acquiring such companies through a share exchange transaction or otherwise. Neither the Company, nor DSC, however, is presently involved in any such negotiations or has any understanding, agreement or arrangement with any such banks or debt holders for the debt restructuring or settlement of such debt.

         In addition to the DSC Assets, the DSC Agreement also provides for the acquisition by the Company of DSC's 12.3 percent interest in Malecon S.A. de C.V. and DSC's 30 percent interest in Corporacion Inmobiliaria del Norte, S.A. de C.V. The acquisition of such interests by the Company is subject to the waiver of a right of first refusal by the majority stockholders of the respective companies and the clarification of any pledges of such minority interests to banks or other financial institutions. In the event that the Company proceeds with acquisition of such assets, the Company will issue to DSC a convertible note (on terms similar to the DSC Note) in the principal aggregate amount of $2,600,855.

         Pursuant to the DSC Agreement, DSC has loaned approximately $170,000 to the Company. Approximately $105,000 of the proceeds of such loans have been used by the Company for costs incurred in connection with the DSC Transaction and the balance has been used for working capital purposes. Such loans were repaid by the Company on the Closing Date through the reduction of account receivables due from DSC to the companies acquired. After the Closing Date, DSC has made advances in the approximate amount of $25,000 and may in the future make additional advances to the Company that will likewise be repaid through the reduction of such accounts receivables.

         The shares of Common Stock issued to DSC on the Closing Date and upon conversion of the DSC Note have and will be issued by the Company in reliance on the exemption from registration under the Securities Act of 1933 provided by Regulation S. The DSC Agreement provides that the shares of Common Stock issued to DSC will be afforded certain demand and piggyback registration rights.

         Pursuant to the DSC Agreement, John Day, Geoffrey Bell and Jack Birnholz resigned from the Company's Board of Directors on the Closing Date and the remaining members of the Board--





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Richard Bradbury and Alton Hollis--appointed Bernardo Dominguez C. (the
President of DSC) to fill a vacancy on the Company's Board of Directors.

         As required by the DSC Agreement, Messrs. Bradbury and Birnholz executed a proxy agreement on the Closing Date, pursuant to which DSC may vote the Common Stock held by such persons in order to effectuate the transactions contemplated by the DSC Agreement. The proxy agreement terminates upon the earlier of the Company's authorization to increase the Common Stock or December 31, 1996.

         For purposes of the DSC and Hemisphere Transactions, the Common Stock has been valued at $.782 per share, based upon an agreed upon value of the Company and its subsidiaries of $7,000,000, divided by the 8,954,187 issued and outstanding shares of Common Stock. The agreed upon value of the Company is based upon the value of the Company's present operations (approximately $1,500,000) and the Company's land on Caye Bokel, Belize (approximately $5,500,000, predicated on a land residual approach, assuming a 250 unit destination resort).

DSC ASSETS

         The DSC Assets consist of: (i) 100 percent equity interest in Centro de Promociones Guerraro S.A. de C.V.; (ii) 75 percent equity interest in Clusters Ixtapa; (iii) a note receivable in the principal amount of $5,625,00; and (iv) DSC's 30 percent interest in Nueva Tierra. For information regarding Nueva Tierra, see below under the caption "Hemisphere/Nueva Tierra Assets."

         Centro de Promociones Guerraro S.A. de C.V. is a company formed under the laws of Mexico which owns land located in Acapulco, Mexico. The eight-acre, partially developed property is being held for investment or future development and is subject to a mortgage in the approximate amount of $659,508. The Company believes that all necessary licenses, permits, and governmental approvals have been obtained for the construction of residential housing on such property.

         Clusters Ixtapa is a company formed under the laws of Mexico which owns land in Ixtapa on the pacific coast of Mexico in the state of Guerrero. The 26-acre property is being held for investment or future development. Clusters Ixtapa has received loans in the principal amount of $23,007,000 (the "NAFIN Debt") from its lender, National Financiera, S.N.C. Bank ("NAFIN"). On December 29, 1995, Clusters Ixtapa, DSC and NAFIN entered into a restructuring plan with respect to the NAFIN Debt. Pursuant to this plan, DSC has assumed the NAFIN Debt in exchange for Clusters Ixtapa's payment of approximately $15,341,000 and DSC's payment of the difference. Such payment by DSC, as well as the repayment of certain other debt of DSC to NAFIN, will be made by the transfer from DSC to NAFIN of approximately 15,991,000 shares of the Company's Common Stock upon the conversion of the DSC Note. Pursuant to the DSC Transaction, the Company acquired from DSC a $5,625,000 debt obligation of Clusters Ixtapa on the Closing Date.





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         The DSC Assets have been valued at $30,053,655 for purposes of the DSC
Transaction. Based upon the $.782 per share value of the Common Stock, the Company will issue an aggregate 37,945,854 shares of Common Stock as consideration for the DSC Assets.

HEMISPHERE TRANSACTION

         Simultaneously with the DSC Transaction, the Company consummated a share exchange transaction ("Hemisphere Transaction") with Hemisphere, a real estate investment business. Pursuant to the Hemisphere Transaction, the Company acquired from Hemisphere on the Closing Date all of the common stock of Newland Corporation ("Newland"), a Marshall Isles company, which owns 70 percent of the common stock of Nueva Tierra. As a result of the Hemisphere Transaction and the DSC Transaction, the Company owns 100 percent of the stock of Nueva Tierra. As more fully described below, Nueva Tierra owns a majority interest and is the general partner of four real estate Participating Associations, a form of limited partnership in Mexico: (i) Villas Del Carbon;
(ii) Barra del Tordo; (iii) Hacienda del Franco; and (iv) Bahia de Cortes.

         In exchange for the 70 percent interest in Nueva Tierra, the Company issued 514,070 shares of Common Stock to Hemisphere on the Closing Date and a convertible note (the "Hemisphere Note") in the principal amount of $32,120,440. The Hemisphere Note is identical in form to the DSC Note and is convertible into an aggregate of 41,074,732 shares of Common Stock. The shares of Common Stock issued to Hemisphere on the Closing Date and upon conversion of the Hemisphere Note have and will be issued by the Company in reliance on the exemption from registration under the Securities Act of 1933 provided by Regulation S. The Hemisphere Agreement provides that such shares of Common Stock will be afforded certain demand and piggyback registration rights.

         The Hemisphere Transaction was consummated pursuant to the Amendment to Agreement between the Company and Hemisphere, dated July 31, 1996. The Amendment to Agreement modified and supplemented the original Agreement with Hemisphere, dated February 7, 1996, as described in the Company's Current Report on Form 8-K, dated February 28, 1996. The original Agreement with Hemisphere contemplated the acquisition of Las Arboledas, Ensenada Blanca, Playas de Brisa Mar, and El Quelele, which Participating Associations the Company has elected not to acquire in the Hemisphere Transaction as a result of the completion of the Company's due diligence review of the transaction.

HEMISPHERE/NUEVA TIERRA ASSETS

         Nueva Tierra, all of the stock of which the Company has acquired in the DSC and Hemisphere Transactions, has a majority interest in four real estate projects in Mexico, as set forth below.

         Villas del Carbon is a residential development located in Villa del Carbon, State of Mexico, in which Nueva Tierra has a 79 percent interest. The 25-acre property is partially developed and presently has a clubhouse, roads and utility lines to the property boundary. Development plans





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call for development of 180 home sites for sale to builders or individuals who wish to construct weekend country houses. Prior to the sale of home sites, development plans call for construction of electric lines, water supply, storm water drain pipes and street lighting to each of the individual lots. The preliminary estimate to complete this project is approximately $1,700,00 in four stages. The first stage would require Nueva Tierra to obtain financing of $400,000. This property is not subject to any mortgage.

         Barra del Tordo is a resort development project located in Barra del Tordo in the state of Tamaulipas, Mexico, in which Nueva Tierra has a 79 percent interest. The property consists of approximately 670 acres of land, including 3.5 kilometers of beachfront property facing the Gulf of Mexico. At present, construction of 24 condominiums is approximately 80 percent complete. Roads, sewers, waterlines and utilities have been constructed for these condominiums. Nueva Tierra had planned to complete the initial 24 condominiums at some point in the future when market conditions are appropriate; accordingly the project is being held for investment or future development. The property is subject to a mortgage in the amount of $3,490,298.

         Hacienda del Franco is a residential development project located near Silao in the State of Guanajuato, in which Nueva Tierra has a 81 percent interest. The property consists of approximately 260 acres of land and includes a traditional colonial style hacienda. Roads on the property have been graded and there are utilities, sewers and water pipes on the property, which is being held for investment or possible development centered around the hacienda. The property is subject to a mortgage in the amount of $511,227.

         Bahia de Cortez is a resort development project located in Baja California near La Paz, in which Nueva Tierra has a 78 percent interest. The property consists of approximately 3,080 acres of land, including over five kilometers of beachfront property. The property is not subject to any mortgage.

INFORMATION STATEMENT

         Pursuant to the terms of the DSC and Hemisphere Agreements, the Company has agreed to diligently prepare an Information Statement describing this transaction and amend its Certificate of Incorporation to increase the number of authorized shares of Common Stock from its current level of 10,000,000 shares to 450,000,000 shares. Messrs. Birnholz and Bradbury, who jointly control more than a majority of the issued and outstanding Common Stock, have informed the Company that they will execute a written stockholder consent approving such amendment to the Certificate of Incorporation.

         In accordance with regulations of the Commission, the Company will submit an Information Statement containing, among other things, information describing the DSC and Hemisphere Transactions including a description of the properties acquired by the Company as well as the Amendment to the Certificate of Incorporation to be approved by the written consent of two stockholders. After the staff of the Commission has completed its review of the Information Statement, the Company will mail a copy of the Information Statement to each





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stockholder.  The Company intends to amend its Certificate of Incorporation with the State of Delaware as soon as possible after the expiration of the twenty day period following the mailing of the Information Statement to stockholders.

CHANGE IN CONTROL OF COMPANY

         A change in control of the Company will occur upon the conversion of the DSC and Hemisphere Notes. At such time, DSC will own approximately 25 percent, Hemisphere will own approximately 47 percent, and NAFIN will own approximately 18 percent of the then outstanding Common Stock. As a result, any two of these companies acting in concert will be in a position to determine the outcome for the election of directors and thereby control the Company. The change of control is expected to occur during the fourth quarter of 1996. At such time, approximately 88,974,773 shares of Common Stock will be issued and outstanding.

         The Company intends to call a special meeting of the stockholders after the conversion of the DSC and Hemisphere Notes to elect three to five directors, designated by DSC. The DSC Agreement provides that Mr. Bradbury will enter into an employment agreement with the Company on terms similar to his present employment agreement with the Company.

ITEM 7   FINANCIAL STATEMENTS AND EXHIBITS

         a.      Financial Statements

                 Pursuant to Item 7(a)(4) of Form 8-K, the required financial statements of the Company and the acquired businesses will be filed as an amendment to this Form 8-K as soon as practicable after such financial statements have been finalized and in no event later than 60 days after the date hereof.

         b.      Pro Forma Financial Information

                 Pursuant to Item 7(a)(4) of Form 8-K, the required pro forma financial information will be filed as an amendment to this Form 8-K as soon as practicable after such financial information has been finalized and in no event later than 60 days after the date hereof.

         c.      Exhibits

                 99.1 Amendment to Agreement, dated July 31, 1996, between the Company and Hemisphere Developments, Limited.

                 99.2 Convertible Note, dated as of August 19, in favor of Hemisphere Developments, Limited.

                 99.3 Second Amendment to Agreement, dated July 31, 1996, between the Company and DSC, S.A. de C.V.





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                 99.4.    Memorandum, dated August 19, 1996, between the
Company and DSC, S.A. de C.V.

                 99.5 Convertible Note, dated as of August 19, in favor of DSC, S.A. de C.V.

                 99.6 Convertible Note, dated as of August 19, in favor of DSC, S.A. de C.V.

                 99.7 Proxy, dated July 31, 1996, between DSC S.A. de C.V and Jack Birnholz.

                 99.8 Proxy, dated July 31, 1996, between DSC S.A. de C.V and Richard Bradbury.

                 99.9 Assignment Agreement, dated August 15, 1996, between theCompany, DSC S.A. de C.V. and Clusters Inmobiliaria de Ixtapa, S.A. de C.V.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INTERNATIONAL REALTY GROUP, INC.
                                       (Registrant)



Date:  September 4, 1996               By:   /s/ Richard Bradbury
                                            ----------------------
                                       Richard Bradbury, President





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